TELETOUCH

SHAREHOLDERS MEETING

OCTOBER 25, 2010

SAFE HARBOR STATEMENT

ALL STATEMENTS FROM TELETOUCH COMMUNICATIONS, INC. DURING THIS SHAREHOLDERS MEETING AND IN ANY RELATED PRESENTATIONS THAT ARE NOT BASED ON HISTORICAL FACT ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PSLRA OF 1995 AND THE PROVISIONS OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. WHILE THE COMPANY'S MANAGEMENT HAS BASED ANY FORWARD-LOOKING STATEMENTS PRESENTED TODAY ON ITS CURRENT EXPECTATIONS, THE INFORMATION ON WHICH SUCH EXPECTATIONS WERE BASED MAY CHANGE. THESE FORWARD-LOOKING STATEMENTS RELY ON A NUMBER OF ASSUMPTIONS CONCERNING FUTURE EVENTS AND ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES, AND OTHER FACTORS, MANY OF WHICH ARE OUTSIDE OF OUR CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO MATERIALLY DIFFER FROM SUCH STATEMENTS. SUCH RISKS, UNCERTAINTIES, AND OTHER FACTORS INCLUDE, BUT ARE NOT NECESSARILY LIMITED TO, THOSE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE COMPANY'S MOST RECENT FORM 10-K AND 10-Q FILINGS, AND AMENDMENTS THERETO, AS WELL AS OTHER PUBLIC FILINGS WITH THE SEC SINCE SUCH DATE. THE COMPANY OPERATES IN A RAPIDLY CHANGING AND COMPETITIVE ENVIRONMENT, AND NEW RISKS MAY ARISE. ACCORDINGLY, INVESTORS SHOULD NOT PLACE ANY RELIANCE ON FORWARD-LOOKING STATEMENTS AS A PREDICTION OF ACTUAL RESULTS. THE COMPANY DISCLAIMS ANY INTENTION TO, AND UNDERTAKES NO OBLIGATION, TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT.

ABOUT TELETOUCH COMMUNICATIONS

- 46+ years as a wireless services company
- 26+ years as a cellular services provider
- 37+ years as a consumer electronics retailer & wholesaler
- 200+ full-time employees
- Publicly traded as Teletouch Communications since 1994

TELETOUCH

ABOUT TELETOUCH COMMUNICATIONS

- Fort Worth, Texas-Based
- Local, National and International Customer-Base
- Company-Owned Customer Service Call Center
- Core Business: AT&T Wireless Licensed Provider
- Cellular Billing Operations throughout Texas
- 57,000+ Subscribers & Customers

TELETOUCH

MAJOR BUSINESS UNITS

TELETOUCH

PROGRESSIVE CONCEPTS, INC.

Hawk Electronics

MAJOR BUSINESS UNITS

- Hawk Electronics - Retail, Direct & Online Sales
- PCI Wholesale - Cellular and Consumer Electronics Distribution
- Teletouch 2-Way Radio/SMR Products & Services
- Teletouch Public Safety Equipment

AT-A-GLANCE

FISCAL YEAR END:	MAY 31ST
EXCHANGE SYMBOL:	OTCBB:TLLE
52 WEEK HIGH/LOW (AS OF SEP 30, 2010)	$.06 / $.55
EPS FISCAL YEAR 2010:	$.03
MARKET CAP (AS OF SEP 30, 2010):	$24.4 MILLION
AVERAGE VOLUME:	11,549
SHARES OUTSTANDING (AS OF SEP 30, 2010):	48,739,002

CONSOLIDATED REVENUE 2007-2010


$56.2M
$54.5M
$45.9M
$52.0M
FY 2007
FY 2008
FY 2009
FY 2010

NET INCOME (LOSS) 2007 - 2010


$1.6
($8.1)
($3.1)
($1.9)
FY 2007
FY 2008
FY 2009
FY 2010

* INCLUDES NON-CASH GAIN OF $3.8 MILLION.

TELETOUCH
SHAREHOLDERS MEETING 2010

EBITA 2007 - 2010



$5.4
$2.5
$2.1
($3.4)
FY 2007
FY 2008
FY 2009
FY 2010

* INCLUDES NON-CASH GAIN OF $3.8 MILLION.

BUSINESS SEGMENTS


$18.8M
36%
54%
$28.2M
9%
$4.9M
1%
$0.1M
Cellular
Other
Two-Way Radio
Wholesale Distribution

TELETOUCH
PROGRESSIVE CONCEPTS, INC.
Hawk Electronics

ABOUT HAWK ELECTRONICS

THE ONLY "LICENSED PROVIDER" OF AT&T WIRELESS

- Only relationship of its kind in the United States
- Unique co-branded billing services relationship with AT&T
- Texas-based Retail & Authorized Agent Stores
- Direct sales force for corporate and government accounts
- Proprietary billing & CRM platform
- In-house tech support and call center

at&t · CLEAR WiMAX · Sprint · boost mobile · dish NETWORK


BlackBerry
Hawk Electronics

ABOUT PCI WHOLESALE

PROGRESSIVE CONCEPTS, INC.
A TELETOUCH Company

- 30+ Years expertise in wholesale distribution to smaller retail, B2B & governments/municipalities
- 26+ Years as a wireless products Distributor to carrier agents, rural carriers and other wholesale distributors
- National & International sales to markets including: Canada, Mexico, Brazil, UK, Singapore & China





PC PROGRESSIVE CONCEPTS, INC.
A TELETOUCH Company

ABOUT PCI WHOLESALE

REACH

- 2,200 Downstream Cellular & Automotive Retailers, Carrier Agents, Auto Dealers & Expeditors
- On-Line Catalog and Ordering
- Competitive Pricing
- Handset flashing & customized boxing/packaging
- Large orders or small & often (single item, case, pallet or truck load)
- Complete Forward & Reverse logistics





ABOUT TELETOUCH TWO-WAY

PRODUCTS AND RESOURCES

- Two-Way Radio LTR System across North / East Texas
- System Evaluation, Engineering & Design
- Factory-trained & licensed technicians - multiple product lines
- Extensive knowledge of network systems configurations & operations
- FCC Licensed Spectrum
- Motorola MSS since 1964

MOTOROLA Raytheon JPS Communications ICOM



TELETOUCH
SHAREHOLDERS MEETING 2010

ABOUT TELETOUCH PUBLIC SAFETY EQUIPMENT

FROM QUOTE TO PURCHASE ORDER TO DELIVERY

- Teletouch PSE represents over 20 manufacturers
- Premier Whelen Master Distributor
- Complete turn-key solutions
- Recent Award of Multi-Year GSA Contract

"We put everything in the car except the officer"


TELETOUCH

WHELEN HAVIS STREAMLIGHT

WE COULD NOT DO IT WITHOUT OUR PEOPLE


SUPPORTING THE FIGHT AGAINST HEART DISEASE
for your heart, for your health, for your life.
HAWK
A TELETOUCH COMPANY
Go Red
for women

Teletouch - Hawk Electronics Wear Red Day 2010

Seasoned Management Team

Robert M. McMurrey
Chairman & CEO

Thomas A. "Kip" Hyde, Jr.
President & COO
CEO - PCI

Douglas E. Sloan
Chief Financial Officer

Michael A. Dickens
SVP Operations

Steven S. Carpenter
SVP Information Technology

Debbie J. Schreier
SVP Human Resources

AMERICAN HEART ASSOCIATION FUND RAISER

DOT RACE



http://www.teletouch.com/videos/video_07272009.asp

HALLOWEEN



http://www.teletouch.com/videos/halloween_2008.asp

BIRTHDAY GREETING



http://www.teletouch.com/videos/virtual_bb_party_2008.asp

MARKETING

LOCAL IN NATURE
NATIONAL IN STATURE

TELETOUCH
SHAREHOLDERS MEETING 2010

WHAT IF 10%
GIVE-BACK PROGRAM

The "What If" Program
Simply Stated

WHAT IF 10%

CELLULAR INDUSTRY FIRST

FORT WORTH CATS

AIRHOGS

CONCERTS IN THE GARDEN

FWSO
FORT WORTH
SYMPHONY
ORCHESTRA

EAST TEXAS PUBLIC SAFETY EXPO

HEART WALK

start!
American Heart Association
Learn and Live
HEART WALK

DALLAS MAVERICKS

OFFICIAL MOBILE
ELECTRONICS SPONSOR



HTTP://WWW.TELETOUCH.COM/VIDEOS/VIDEO_DALLAS_MAVERICKS.ASP

PGA TOUR EVENT COLONIAL

PGA TOUR

CROWNE PLAZA
INVITATIONAL
at COLONIAL

OFFICIAL CELLULAR SPONSOR

TEXAS CHRISTIAN UNIVERSITY


TCU
BEST
DANCE
MOVES

http://www.teletouch.com/videos/video_TCU_Dance_Off.asp

KIDD'S KIDS

ARMED FORCES BOWL

OFFICIAL
CELLULAR SPONSOR


To their loved ones

http://www.teletouch.com/videos/video_AFB08Connect.asp

RECENT ACTIVITIES

New Carrier Relationships:

Sprint CLEAR WiMAX boost mobile

Increased focus on traditional segments significantly improved performance:

- PCI Wholesale: >100% Sales & Earnings increases
- Two-Way Radio: >100% Contribution Margin increases
- Break-Out PSE division @ >100% Yr / Yr Growth

WHAT'S BEEN DONE & WHAT'S TO COME

- Fiscal Year 2010 "Best Year Ever"
- Commenced $100 million+ binding arbitration against AT&T (hearing March 2011)
- Increased senior revolving credit facility from $5.25 million to $18 million
- Settled litigation over use of Hawk Electronics trademark
- Amended $1.1 million in promissory notes; extended maturity to June 2011
- Signed National Agency & Distribution Agreements with Sprint & Clearwire
- Regained currency in SEC reporting status; moved listing to OTCBB
- Restructured sales groups and expanded territories for Two-Way & PSE
- Awarded Multi-Year GSA Contract
- Negotiating direct distribution agreements with cellular handset manufacturers

TELETOUCH

SHAREHOLDERS MEETING

OCTOBER 25, 2010

FOR OVER 46 YEARS, TELETOUCH HAS OFFERED A COMPREHENSIVE SUITE OF WIRELESS TELECOMMUNICATIONS SOLUTIONS, INCLUDING CELLULAR, TWO-WAY RADIO, GPS-TELEMETRY AND WIRELESS MESSAGING. TELETOUCH IS A LEADING DIRECT AUTHORIZED SERVICES PROVIDER AND BILLING AGENT OF AT&T (NYSE: T) PRODUCTS AND SERVICES TO CONSUMERS, BUSINESSES AND GOVERNMENT AGENCIES, AS WELL AS AN OPERATOR OF ITS OWN TWO-WAY RADIO NETWORK AND LTR SYSTEMS IN TEXAS. RECENTLY, TELETOUCH ENTERED INTO NATIONAL AGENCY AND DISTRIBUTION AGREEMENTS WITH SPRINT (NYSE: S) AND CLEARWIRE (NASDAQ: CLWR), PROVIDERS OF ADVANCED 4G CELLULAR NETWORK SERVICES. TELETOUCH OPERATES A CHAIN OF 26 RETAIL AND AUTHORIZED AGENT STORES UNDER THE "TELETOUCH™" AND "HAWK ELECTRONICS™" BRANDS, IN CONJUNCTION WITH ITS DIRECT SALES FORCE, CALL CENTER OPERATIONS, AND VARIOUS RETAIL ECOMMERCE WEBSITES INCLUDING: WWW.HAWKELECTRONICS.COM, WWW.HAWKWIRELESS.COM AND WWW.HAWKEXPRESS.COM. THROUGH ITS WHOLLY OWNED SUBSIDIARY, PROGRESSIVE CONCEPTS, INC., TELETOUCH OPERATES A NATIONAL DISTRIBUTION BUSINESS, PCI WHOLESALE, PRIMARILY SERVING LARGE CELLULAR CARRIER AGENTS AND RURAL CARRIERS, AS WELL AS AUTO DEALERS AND SMALLER CONSUMER ELECTRONICS RETAILERS, WITH PRODUCT SALES AND SUPPORT AVAILABLE THROUGH WWW.PCIWHOLESALE.COM AND WWW.PCIDROPSHIP.COM, AMONG OTHER B2B ORIENTED WEBSITES.